UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 21, 2021

PETRA ACQUISITION, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-39603	84-3898466
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

5 West 21st Street New York, NY 10010

(Address of Principal Executive Offices) (Zip Code)

(971) 622-5800

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of common stock and one-half of one redeemable warrant	PAICU	The Nasdaq Stock Market LLC
Common stock, par value $0.001 per share	PAIC	The Nasdaq Stock Market LLC
Redeemable warrants, each exercisable for a share of common stock at an exercise price of $11.50 per share	PAICW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Backstop Agreements

On December 21, 2021, Petra entered into certain backstop agreements (the “Backstop Agreements”) with AXA Prime Impact Master Fund (“AXA”) (through a backstop agreement with Revelation, LifeSci Venture Partners (“LifeSci”) and other Petra and Revelation institutional, and individual investors (such additional institutional and individual investors, together with LifeSci and Revelation collectively, the “Backstop Subscribers”). Pursuant to the Backstop Agreements, the Backstop Subscribers have agreed to subscribe for and purchase, in the aggregate, up to $4.5 million of shares of Petra’s common stock, par value $0.001 per share (the “Petra Common Stock”), in the event that more than $31.5 million of shares of Petra Common Stock are submitted for redemption in connection with Petra’s proposed business combination with Revelation (the “Business Combination”).

Revelation obtained the financing for its Backstop Agreement through a convertible note financing in an amount of up to $2.5 million from an AXA (the “Convertible Note”), the proceeds of which may be used by Revelation solely to purchase shares of Petra Common Stock from redeeming Petra stockholders who redeem shares of Petra Common Stock in connection with the Business Combination. If the Business Combination is completed, the Convertible Note will be repaid through a transfer of any shares of Petra Common Stock purchased by Revelation such that there will be no additional shares of Petra Common Stock issued in connection with the Backstop Agreements.

The foregoing description is only a summary of the Backstop Agreements and is qualified in its entirety by reference to the full text of each of the Backstop Agreements, which are filed as Exhibits 10.1.1 to 10.1.14 to Petra’s Form 8-K dated December 23, 2021 and is incorporated by reference herein.

Forward Share Purchase Agreement

On December 21, 2021, Petra also entered into a forward share purchase agreement (the “Purchase Agreement”) with Meteora Capital Partners and its affiliates (collectively, “Meteora”) pursuant to which Meteora has committed, subject to certain customary closing conditions, to purchase additional shares of Petra Common Stock in open market transactions or from redeeming stockholders so that Meteora holds at least 750,000 shares of Petra common stock as of the closing of the Business Combination, and to not redeem any of such 750,000 shares of Petra Common Stock, in connection with the business combination.

The Purchase Agreement provides that Meteora may elect to sell and transfer to Petra, and that Petra will purchase from Meteora, on the one month anniversary of the closing of the Business Combination up to 750,000 shares of Petra Common Stock (the “Petra Share Repurchase”) held by Meteora at the time of closing of the Business Combination (the “Meteora Shares”). The price at which Meteora has the right to sell the Meteora Shares to the Petra is $10.2031 per share. Meteora will notify the Petra in writing not less than five business days prior to the closing date of the Petra Share Repurchase (the “Closing Date”), specifying the number of Meteora Shares that Petra will be required to purchase.

Pursuant to the Purchase Agreement, Meteora is also permitted at its election to sell any or all of the Meteora Shares in the open market commencing after the closing of the Business Combination, so long as the sale price exceeds $10.2031 per share.

Pursuant to an escrow agreement dated December 21, 2021 (the “Escrow Agreement”), by and among Petra, Continental Stock Transfer and Trust Co. (“Continental”) and Meteora, to secure its purchase obligation to Meteora, at the closing of the Business Combination, Petra will place into escrow with Continental an aggregate amount of $7,652,325. If and when Meteora sells the Meteora Shares to any third party, an amount equal to Petra’s purchase price obligation for that portion of such Meteora Shares, which Meteora sells in the open market, will be released from escrow to Petra.

In exchange for the Petra’s commitment to purchase the Meteora Shares on the Closing Date, Meteora agrees to continue to hold, and not offer, sell, contract to sell, pledge, transfer, assign, or otherwise dispose of, directly or indirectly, or hedge (including any transactions involving any derivative securities of Petra and including any Short Sales (as defined in the Purchase Agreement) involving any of Petra’s securities) the Meteora Shares prior to the Closing Date. In consideration for Meteora’s entry into the Purchase Agreement and the transactions and covenants therein, the

The Purchase Agreement contains customary representations, warranties and covenants from the parties.

The amount placed in escrow will not be available to the post-Business Combination company (“New Revelation”) to fund its operations post-closing of the Business Combination and accordingly if New Revelation is required to fulfill its obligations under the Purchase Agreement it will require additional financing in the immediate term. Such financing may be dilutive to existing shareholders of New Revelation and there can be no assurance that such financing will be available on terms favorable to New Revelation or at all.

The foregoing description is only a summary of the Purchase Agreement and Escrow Agreement and is qualified in its entirety by reference to the full text of the Purchase Agreement and Escrow Agreement, which are filed as Exhibits 10.2 and 10.3, respectively, to Petra’s Form 8-K dated December 23, 2021 and are incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information included in Item 1.01 of this Current Report on Form 8-K, with respect to the Purchase Agreement (defined below), is also incorporated by reference into this Item 2.03 of this Current Report on Form 8-K to the extent required.

Item 7.01 Regulation FD Disclosure

On December 21 ,2021, Petra Acquisition Inc. (“Petra”) and Revelation Biosciences, Inc. (“Revelation”) issued a joint press release announcing the execution of certain backstop agreements and forward share purchase agreements for up to $12 million in connection with Petra’s proposed Business Combination (as defined in item 8.01 herein) with Revelation. Attached hereto as Exhibit 99.1 and incorporated into this Item 7.01 by reference is the copy of the joint press release issued on December 21, 2021 by Petra and Revelation announcing the execution of the backstop and forward purchase agreements.

The information in this Item 7.01 (including Exhibit 99.1) is being furnished and shall not be deemed to be filed for purposes of Section 18 of the Exchange Act, or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 8.01 Other Events

Supplemental Information Regarding the Petra Board Process In Connection with the Business Combination

As previously reported, on August 29, 2021, Petra entered into a definitive business combination agreement (the “Merger Agreement”) with Revelation in connection with the Business Combination. Also, as previously disclosed, on December 6, 2021, Petra obtained a fairness opinion (the “Fairness Opinion”) in connection with the Business Combination, to meet certain requirements set forth in Petra’s second amended and restated certificate of incorporation. The Fairness Opinion was prepared and delivered to Petra by Scalar, LLC (“Scalar”).

In connection with the decision by the Petra board of directors (the “Board”) to proceed with the Business Combination, no financial projections for Revelation were reviewed by the Board (or by Scalar in connection with the preparation and delivery of its Fairness Opinion) because at the time of the entry into the Merger Agreement, Revelation was a pre-clinical biotechnology company and accordingly such projections would be speculation.

Neither Revelation or Petra nor any of their respective board members or officers had previously had any business relationship with Scalar nor did any of such persons receive any compensation from Scalar in connection with its engagement with Petra for the preparation and delivery of the Fairness Opinion.

Important Information and Where to Find It

In connection with the proposed Business Combination described herein, Petra has filed, and the SEC has declared effective, a Registration Statement on Form S-4, that includes a proxy statement/prospectus. Petra will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the Special Meeting relating to the transaction. INVESTORS AND STOCKHOLDERS OF PETRA ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT PETRA WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT PETRA, REVELATION AND THE BUSINESS COMBINATION. The definitive proxy statement and other relevant materials in connection with the transaction (when they become available), and any other documents filed by Petra with the SEC, may be obtained free of charge at the SEC’s website (www.sec.gov).

Participants in the Solicitation

Petra and its directors and executive officers may be deemed participants in the solicitation of proxies from Petra’s stockholders with respect to the Business Combination. A list of the names of those directors and executive officers and a description of their interests in Petra is included in the proxy statement for the proposed Business Combination and is available at www.sec.gov. Additional information regarding the interests of such participants is contained in the proxy statement for the proposed Business Combination. Information about Petra’s directors and executive officers and their ownership of Petra common stock is set forth in Petra’s prospectus, dated October 7, 2020, as modified or supplemented by any Form 3 or Form 4 filed with the SEC since the date of such filing. Other information regarding the interests of the participants in the proxy solicitation is included in the proxy statement pertaining to the proposed Business Combination. These documents can be obtained free of charge at the SEC’s website (www.sec.gov).

Revelation and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of Petra in connection with the proposed Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed Business Combination is included in the proxy statement for the proposed Business Combination.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995, as amended, including statements regarding the anticipated benefits of the transaction, the anticipated timing of the transaction, the future business and financial condition of the company post-closing and expected financial impacts of the transaction, the satisfaction of closing conditions to the transaction, the level of redemptions of Petra’s public stockholders; the market opportunities for Revelation’s product candidates; and the potential for regulatory approval for Revelation’s product candidates. These forward-looking statements are generally identified by the words “anticipate”, “believe”, “expect”, “estimate”, “plan”, “outlook”, and “project” and other similar expressions. Forward-looking statements are statements that are not historical facts. We caution investors that forward-looking statements are based on management’s expectations and are subject to various risks and uncertainties. As a result, caution must be exercised in relying on forward-looking statements, which speak only as of the date they were made. The following factors, among others, could cause actual results to differ materially from those described in these forward-looking statements: risks relating to the successful completion of RVL-CLR01 clinical study; the risk that we may not fully enroll our RVL-CLR01 clinical study or enrollment will take longer than expected; risks relating to the occurrence of adverse safety events and/or unexpected concerns that may arise from data or analysis from our RVL-CLR01 clinical study; the occurrence of any event, change or other circumstances that could give rise to an amendment or termination of the Merger Agreement and the proposed transaction contemplated thereby; the inability to complete the transactions contemplated by the Merger Agreement due to the failure to obtain approval of the stockholders of Petra or Revelation or other conditions to closing in the Merger Agreement; the inability to project with any certainty the amount of cash proceeds remaining in the Petra trust account at the closing of the transaction; the uncertainty relative to the cash made available to Revelation at the closing as a result of redemption requests made by the Petra stockholders; the inability of the company post-closing to obtain or maintain the listing of its securities on Nasdaq following the Business Combination; the amount of costs related to the Business Combination; Revelation’s ability to yield sufficient cash proceeds from the transaction to support its short-term operations and research and development efforts since the Merger Agreement requires no minimum level of funding in the trust fund to close the transaction; the outcome of any legal proceedings that may be instituted against the parties following the announcement of the Business Combination; changes in applicable laws or regulations; the ability of Revelation to meet its post-closing financial and strategic goals, due to, among other things, competition; the ability of the company post-closing to grow and manage growth profitability and retain its key employees; the possibility that the company post-closing may be adversely affected by other economic, business, and/or competitive factors; risks relating to the successful development of Revelation’s product candidates; the clinical utility of an increase in intranasal cytokine levels as a biomarker of viral infections; the ability to complete planned clinical studies of REVTx-99; expected initiation of the clinical studies, the timing of clinical data; the outcome of the clinical data, including whether the results of such study is positive or whether it can be replicated; the outcome of data collected, including whether the results of such data and/or correlation can be replicated; the timing, costs, conduct and outcome of our other clinical studies; the anticipated treatment of future clinical data by the FDA, the EMA or other regulatory authorities, including whether such data will be sufficient for approval; the success of future development activities for REVTx-99 and expanded indications, REVTx-200, REVDx-501, or any other product candidates; potential indications for which product candidates may be developed; the potential impact that COVID-19 may have on Revelation’s suppliers, vendors, regulatory agencies, employees and the global economy as a whole; the expected duration over which Revelation’s balances will fund its operations; and other risks and uncertainties described herein, as well as those risks and uncertainties discussed from time to time in other reports and other public filings with the SEC by Petra.

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits:

Exhibit No.	Description

10.1.1	Agreement dated December 20, 2021 by and between Petra Acquisition, Inc. and Revelation Biosciences, Inc.
10.1.2	Agreement dated December 21, 2021 by and between Petra Acquisition, Inc. and George Tidmarsh.
10.1.3	Agreement dated December 17, 2021 by and between Petra Acquisition, Inc. and LifeSci venture Master SPV LLC
10.1.4	Agreement dated December 17, 2021 by and between Petra Acquisition, Inc. and Monashee Investment Management LLC
10.2	Forward Purchase Share Agreement, dated December 21, 2021, among Petra Acquisition, Inc,, Meteora Special Opportunity Fund I, LP, and Meteora Capital Partners, LP.
10.3	Escrow Agreement dated December 21, 2021 between Petra Acquisition , Inc., Continental Stock Transfer & Trust Company, Meteora Special Opportunity Fund I, LP and Meteora Capital Partners LP.
99.1	Press Release dated December 21, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 23, 2021

PETRA ACQUISITION, INC.

By:	/s/ Andreas Typaldos
Name:	Andreas Typaldos
Title:	Chairman & Chief Executive Officer